Exhibit 10(cc)

SUMMARY OF INTERIM INCENTIVE OPPORTUNITY PROGRAM

The program was established to provide an interim incentive opportunity for eligible employees of Sprint Nextel Corporation, including executive officers other than Gary D. Forsee and Timothy M. Donahue. The program provides for a potential bonus opportunity of up to 15% of the targeted annual bonus if specified wireless subscriber additions and EBITDA (earnings before interest, taxes, depreciation and amortization) targets of differing weightings for participants in the wireless and the local telecommunications business are met for the period from September 1, 2005 to December 31, 2005.

The following table sets forth the maximum bonus for the period from September 1, 2005 to December 31, 2005 for each executive officer of Sprint Corporation and Nextel Communications named in that company’s summary compensation table for 2004, included in the joint proxy statement/prospectus, dated June 10, 2005, filed as part of our registration statement on Form S-4 (Registration Statement No. 333-123333), who is an executive officer of Sprint Nextel participating in the program.

Thomas N. Kelly, Jr., Chief Strategy Officer - $105,000

Leonard J. Kennedy, General Counsel - $ 50,625

Len J. Lauer, Chief Operating Officer - $168,000

Paul N. Saleh, Chief Financial Officer - $ 90,000

Barry J. West, Chief Technology Officer - $ 36,000